UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): September 17, 2019 (March 19, 2015)

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Convertible Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 13, 2019, Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the "Company" or "Registrant"), entered into a letter agreement (the "Letter Agreement") to the Shareholder Rights Agreements, dated March 19, 2015 (the "Shareholder Rights Agreement") with Westport Capital Partners LLC, a Connecticut limited liability company (the "Anchor Investor"). Under the terms of the Letter Agreement, the Anchor Investor, as agent on behalf of certain investment entities managed or advised by the Anchor Investor (collectively, the “Investors”), permanently and irrevocably waived all rights under Section 2 of the Shareholder Rights Agreement to designate persons for election to the board of directors (the "Board") of the Company and to fill vacancies under Section 2(h) of the Shareholder Rights Agreement. Except as modified by the foregoing provisions, the Shareholder Rights Agreement remains unmodified and in full force and effect in accordance with its terms. The foregoing description of the terms of the Letter Agreement is qualified in its entirety by reference to the full text of the the Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS, COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On September 13, 2019, Sean F. Armstrong resigned his position as (a) Member of the Board, (b) chair of the
Registrant’s Investment Committee, and (c) a member of the Registrant's Finance Committee. A copy of Mr. Armstrong’s resignation letter is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

10.1	Letter Agreement dated September 13, 2019.
99.1	Letter of resignation from Sean F. Armstrong dated September 13, 2019.

EXHIBIT INDEX

Number	Description of Exhibit
10.1	Letter Agreement dated September 13, 2019.
99.1	Letter of resignation from Sean F. Armstrong dated September 13, 2019.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: September 17, 2019